Exhibit 99.1

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

Skokie, Illinois

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2014, 2013, and 2012

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

Skokie, Illinois

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2014, 2013, and 2012

INDEPENDENT AUDITOR’S REPORT

Members

Command Transportation, LLC and Subsidiary

Skokie, Illinois

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Command Transportation, LLC and Subsidiary, which comprise the consolidated balance sheets as of December 31, 2014, 2013, and 2012, and the related consolidated statements of operations and members’ equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

(Continued)

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Command Transportation, LLC and Subsidiary as of December 31, 2014, 2013, and 2012, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Crowe Horwath LLP

Oak Brook, Illinois
April 10, 2015

COMMAND TRANSPORTATION, LLC

AND SUBSIDARY

CONSOLIDATED BALANCE SHEETS

December 31, 2014, 2013, and 2012

	2014	2013	2012
ASSETS
Current assets
Cash	$14,994,545	$5,815,783	$7,375,182
Accounts receivable, net allowance for doubtful accounts of $553,837, $261,693, and $397,755 as of December 31, 2014, 2013, and 2012, respectively	70,393,213	52,045,768	41,690,011
Prepaid expenses and other current assets	825,890	703,442	544,021
Total current assets	86,213,648	58,564,993	49,609,214

Property and equipment
Furniture and equipment	6,012,962	5,583,061	4,264,857
Computer software	1,101,277	1,099,536	739,248
Leasehold improvements	1,761,636	1,761,636	1,362,482
Internally developed software	1,627,835	1,158,290	442,204
Internally developed software in progress	347,811	—	—
Total cost of property and equipment	10,851,521	9,602,523	6,808,791
Less accumulated depreciation	(6,921,647)	(5,485,737)	(4,167,057)
Net property and equipment	3,929,874	4,116,786	2,641,734

Intangible assets, net	—	88,794	177,588
Total long-term assets	3,929,874	4,205,580	2,819,322

Total assets	$90,143,522	$62,770,573	$52,428,536

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$10,415,575	$9,906,557	$8,240,411
Due to majority member	—	6,973,275	6,973,275
Accrued expenses	8,890,971	6,522,617	5,958,668
Current portion of deferred compensation liabilities	5,909,185	—	—
Total current liabilities	25,215,731	23,402,449	21,172,354

Long-term portion of deferred compensation liabilities	10,508,620	6,137,303	5,414,462
Total liabilities	35,724,351	29,539,752	26,586,816

Members’ equity	54,419,171	33,230,821	25,841,720

Total liabilities and members’ equity	$90,143,522	$62,770,573	$52,428,536

See accompanying notes to consolidated financial statements.

COMMAND TRANSPORTATION, LLC

AND SUBSIDARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND MEMBERS’ EQUITY

Years ended December 31, 2014, 2013, and 2012

	2014	2013	2012

Net sales	$561,059,709	$408,021,479	$330,142,861

Cost of sales	459,270,886	346,062,460	277,052,424

Gross profit	101,788,823	61,959,019	53,090,437

Operating expenses
Commissions	36,034,897	19,221,283	15,387,130
Selling, general, and administrative expenses	31,962,010	29,231,171	25,262,853
Depreciation and amortization	1,524,704	1,407,474	1,161,527
Total adjustment to deferred compensation liabilities	10,280,502	722,841	704,992
Total operating expenses	79,802,113	50,582,769	42,516,502

Income before interest expense	21,986,710	11,376,250	10,573,935

Interest expense	403,330	447,149	362,802

Net income	21,583,380	10,929,101	10,211,133

Members’ equity, as of January 1	33,230,821	25,841,720	18,980,587

Distributions to members	(395,030)	(3,540,000)	(3,350,000)

Members’ equity, as of December 31	$54,419,171	$33,230,821	$25,841,720

See accompanying notes to consolidated financial statements.

COMMAND TRANSPORTATION, LLC

AND SUBSIDARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, 2014, 2013, and 2012

	2014	2013	2012
Cash flows from operating activities
Net income	$21,583,380	$10,929,101	$10,211,133
Adjustments to reconcile net income to net cash from operating activities
Depreciation	1,435,910	1,318,680	914,928
Amortization	88,794	88,794	246,599
Provision for (recoveries of) doubtful accounts	292,144	(136,062)	58,708
Total adjustment to deferred compensation liabilities	10,280,502	722,841	704,992
Changes in operating assets and liabilities
Accounts receivable	(18,639,589)	(10,219,695)	(5,376,984)
Prepaid expenses and other current assets	(122,448)	(159,421)	39,143
Accounts payable	509,018	1,666,146	841,229
Accrued expenses	2,368,354	563,949	1,247,371
Net cash from operating activities	17,796,065	4,774,333	8,887,119

Cash flows from investing activities
Purchases of property and equipment	(1,248,998)	(2,793,732)	(1,419,442)
Receivable due from related party	—	—	1,687,422
Net cash from investing activities	(1,248,998)	(2,793,732)	267,980

Cash flows from financing activities
Payments to majority member	(16,973,275)	—	(1,687,423)
Borrowings from majority member	10,000,000	—	1,000,000
Distributions to members	(395,030)	(3,540,000)	(3,350,000)
Net cash from financing activities	(7,368,305)	(3,540,000)	(4,037,423)

Net change in cash	9,178,762	(1,559,399)	5,117,676

Cash, as of January 1	5,815,783	7,375,182	2,257,506

Cash, as of December 31	$14,994,545	$5,815,783	$7,375,182

Supplemental disclosures of cash flow information
Interest paid to majority member	$403,330	$447,149	$362,802

See accompanying notes to consolidated financial statements.

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years ended December 31, 2014, 2013, and 2012

NOTE 1 - NATURE OF BUSINESS

Nature of Business:  Command Transportation, LLC and Subsidiary (the “Company”) is a broker of freight, servicing companies throughout the United States of America. The Company is headquartered in Skokie, Illinois, with locations also in St. Louis, Missouri; Kansas City, Kansas; and Houston, Texas.  The Company was formed during 2005 under an operating agreement that provides the Company with an indefinite life and the operating agreement limits member’s liability to the capital the member contributed.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation:  The accompanying consolidated financial statements include the accounts of Command Transportation, LLC and its wholly owned subsidiary, Command Texas, LLC.  All significant intercompany transactions have been eliminated in consolidation.

Revenue Recognition:  Transportation sales and related transportation costs are recognized when the shipment has been delivered by a third-party carrier.  Fees for service sales are recognized when the services have been rendered. At the time of delivery or rendering of services, as applicable, the Company’s obligation to fulfill a transaction is complete and collection of sales are reasonably assured.  The Company generally recognizes sales on a gross basis, as opposed to a net basis similar to a commission arrangement, because the Company bears the risks and benefits associated with sales generating activities by, among other things: acting as a principal in the transaction; establishing prices; managing all aspects of the shipping process; and taking the risk of loss for collection, delivery, and returns.

Accounts Receivable and Allowance for Doubtful Accounts:  Accounts receivable consists of amounts billed to customers, net of an allowance for doubtful accounts based on a review of all outstanding amounts on a periodic basis.  Management of the Company determines the allowance for doubtful accounts by identifying troubled accounts receivable and by considering historical bad debt statistics.  Accounts receivable are written off when deemed uncollectible.  Recoveries of accounts receivable previously written off are recorded when received.  The Company does maintain credit insurance at 90.00% indemnity on customer accounts receivables that are reported as a claim under this credit insurance.  The Company does not accrue interest on any of its accounts receivable.

Cash Concentration:  The Company has cash and cash equivalents in accounts at a financial institution in the Chicago, Illinois area that are insured at the institution by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.  It is management of the Company’s assessment that the possibility of a loss in regard to these accounts is remote.

Fair Value of Financial Instruments:  The Company’s carrying amount for its financial instruments, which include cash, accounts receivable, and accounts payable, approximates fair value due to the short-term nature of these instruments.

(Continued)

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years ended December 31, 2014, 2013, and 2012

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment:  Property and equipment are stated at cost.  Expenditures for repairs and maintenance are charged to expense as incurred, and expenditures for additions and improvements that significantly extend the lives of assets are capitalized.  Upon sale or other retirement of depreciable property and equipment, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in results from operations.  Depreciation of furniture and equipment and computer software is recorded using the straight-line or accelerated methods over the estimated useful lives of the depreciable assets.  Depreciable lives for furniture and equipment range from five to seven years and depreciable lives for computer software are three years.  Amortization of leasehold improvements is recorded ratably over the shorter of the useful life of the asset or the lease term of the related assets.  Depreciation expense related to property and equipment was $1,435,910, $1,318,680, and $914,928 for the years ended December 31, 2014, 2013, and 2012, respectively.

The Company recognizes internally developed computer software costs in accordance with accounting guidance related to the costs of computer software developed or obtained for internal use. As such, the Company expenses all costs incurred that relate to the planning and post-implementation phases of development.  Costs incurred in the development phase are capitalized and depreciation is recognized over the computer software’s estimated useful life of five years. Costs associated with maintenance of existing computer software or the development of computer software content are expensed as incurred.

Long-lived assets are periodically reviewed for impairment, and the carrying value of any impaired asset is charged to expense in the period the determination of impairment is made.  As of December 31, 2014, 2013, and 2012 management of the Company determined that there was no impairment of long-lived assets.

Intangible Assets:  Intangible assets resulted from business acquisitions in previous years.  Intangible assets are initially measured at fair value and consist of the Company’s purchase price allocation to customer relationships and are amortized on a straight-line basis over their estimated useful lives.  Intangible assets were fully amortized as of December 31, 2014.  Management of the Company has determined that there was no impairment of intangible assets as of December 31, 2013 and 2012.

Income Taxes:  The Company was formed as a limited liability corporation.  Under Section 7701A.2 of the Internal Revenue Code and a similar section of the state income tax law, limited liability companies are treated as partnerships for tax purposes.  Accordingly, partnerships are not subject to income taxes.  The members report their distributed share of the Company’s profit or loss on their personal income tax return.  Under state income tax law, the Company is responsible for certain state taxes.  State income tax expenses were $103,590, $78,220, and $15,330 for the years ended December 31, 2014, 2013, and 2012, respectively, and are recorded as a component of selling, general, and administrative expenses in the consolidated statements of operations and members’ equity.

(Continued)

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years ended December 31, 2014, 2013, and 2012

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Uncertain Tax Positions:  The Company recognizes a tax position as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur.  The amount recognized is the largest amount of tax benefit that is greater than 50.00% likely of being realized on examination.  For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.  The Company’s tax periods since the year ended December 31, 2010 are open to examination.  The Company’s significant tax jurisdictions are the United States of America and certain states in which the Company operates.  As of December 31, 2014, 2013, and 2012, the Company had no significant uncertain income tax positions, which would have resulted in a liability to the Company.  The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next 12 months. The Company’s policy is to recognize interest and penalties related to unrecognized tax benefits in interest expense and income tax expense, respectively.  The Company has no amounts accrued for interest or penalties as of December 31, 2014, 2013, and 2012.

Use of Estimates:  The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements.  Actual results could differ from those estimates.  Significant estimates include the allowance for doubtful accounts, estimated lives of long-lived assets, the carrying value of intangible assets, and the deferred compensation liabilities.

Subsequent Events:  Management of the Company has performed an analysis of the activities and transactions subsequent to December 31, 2014 to determine the need for any adjustments to and/or disclosures within the consolidated financial statements as of December 31, 2014 and for the year then ended.  Management of the Company has performed a review of matters through April 10, 2015, the date the consolidated financial statements were available to be issued.

NOTE 3 - NEW ACCOUNTING PRONOUNCEMENTS

In November 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-17, Pushdown Accounting.  This ASU provides companies with the option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. The election to apply pushdown accounting can be made either in the period in which the change of control occurred, or in a subsequent period. This ASU is effective as of November 18, 2014, the date of its issuance. The adoption of this standard had no impact on the Company’s consolidated financial statements.

In August 2014, the FASB issued ASU 2014-15, Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern.  The standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date of issuance of the entity’s financial statements. The standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. Early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, to clarify the principles used to recognize revenue for all entities. The guidance is effective for annual and interim periods beginning after December 15, 2016. Two methods of adoption are permitted - a full retrospective method that applies the new standard to each prior reporting period presented or a modified retrospective approach that recognizes the cumulative effect of applying the new standard at the date of initial application. Early adoption is not permitted. The Company is evaluating the effects, if any, that the adoption of this guidance will have on the Company’s consolidated financial statements.

(Continued)

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years ended December 31, 2014, 2013, and 2012

NOTE 4 - INTANGIBLE ASSETS

The intangible assets gross cost and accumulated amortization as of December 31, 2014, 2013, and 2012 consisted of the following:

	Useful Life	2014	2013	2012

Customer relationships	7 years	$5,040,081	$5,040,081	$5,040,081
Less accumulated amortization		(5,040,081)	(4,951,287)	(4,862,493)

Net value of intangible assets		$—	88,794	177,588

Amortization expense related to intangible assets was $88,794, $88,794, and $246,599 for the years ended December 31, 2014, 2013, and 2012, respectively.

NOTE 5 - ACCRUED EXPENSES

Accrued expenses as of December 31, 2014, 2013, and 2012 consisted of the following:

	2014	2013	2012

Accrued commissions	$7,533,372	$4,000,588	$3,679,278
Accrued vacation	754,974	812,590	592,952
Accrued bonuses	574,717	1,686,822	1,668,606
Accrued other	27,908	22,617	17,832

Accrued expenses	$8,890,971	$6,522,617	$5,958,668

NOTE 6 - OPERATING LEASE COMMITMENTS

As of December 31, 2014, the Company leases their office building headquarters from a company owned by the majority member of the Company, and thus, this lease is considered a lease with a related party.  This lease requires monthly rental payments of $54,638 for the duration of the lease, which ends in December 2018.  The Company is obligated to pay real estate taxes, insurance, and all building maintenance costs in addition to the minimum rental payments for the facility related to this lease.  The total rental expense related to this lease was $655,656, $624,445, and $599,134 for the years ending December 31, 2014, 2013, and 2012, respectively.

The Company is also obligated, under various operating leases with non-related parties expiring at various dates through November 2019, for other office facilities.  In accordance with the lease term for each of these facilities, the Company is obligated to pay real estate taxes and/or certain building maintenance costs in addition to the minimum rental payments.  The total rental expense related to these leases was $662,673, $528,186, and $126,116 for the years ending December 31, 2014, 2013, and 2012, respectively.

(Continued)

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years ended December 31, 2014, 2013, and 2012

NOTE 6 - OPERATING LEASE COMMITMENTS (Continued)

Future minimum lease payments are as follows:

		Non-related
	Related Party	Parties	Total

2015	$655,656	$641,171	$1,296,827
2016	655,656	644,416	1,300,072
2017	655,656	647,142	1,302,798
2018	655,656	260,363	916,019
2019	—	111,619	111,619

Total	$2,622,624	$2,304,711	$4,927,335

NOTE 7 - RELATED PARTY TRANSACTIONS

Receivable Due from Related Party:  During years prior to the year ended December 31, 2011, the location where the Company leases its office building headquarters from a company owned by the majority member of the Company incurred construction expenses related to a building addition project. The Company made payments for a portion of the construction expenses on behalf of the company owned by a majority member of the Company but received reimbursement in full from the related party during the year ended December 31, 2012.  The building addition project significantly increased the amount of space available to be utilized by the Company and, as such, the lease agreement was amended to modify the future lease payments to provide for incremental costs for the additional space being utilized by the Company.

Due to Majority Member:  The Company had borrowings outstanding from its majority member under a note payable agreement.  From time to time, the Company actively increased borrowings from the majority member and also made payments to the majority member in order to repay borrowings.  Interest on outstanding borrowings was applied at 6.00% per annum and was payable monthly.  The note payable was due on demand.  The note payable was paid in full during the year ended December 31, 2014.  As of December 31, 2013 and 2012, the amount due to the majority member was $6,973,275.

NOTE 8 - EMPLOYEE BENEFITS

The Company sponsors a 401(k) retirement plan that covers substantially all full-time employees of the Company who have completed at least three months of continuous service with the Company and who have attained the minimum age of 21.  Under the 401(k) retirement plan, employees of the Company are automatically enrolled in the plan as soon as they meet the above eligibility requirements, unless the employee of the Company opts out of enrollment.  Employees of the Company enrolled can elect to contribute the maximum amount allowable under the Internal Revenue Code.  The Company makes matching contributions to the plan equal to 50.00% of contributions from employees of the Company, but not to exceed $2,000.  The Company’s contributions for the years ended December 31, 2014, 2013, and 2012 were $534,048, $489,884, and $394,611, respectively.

(Continued)

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years ended December 31, 2014, 2013, and 2012

NOTE 9 - DEFERRED COMPENSATION LIABILITIES

In a previous year, the Company entered into an asset purchase agreement whereby the Company acquired certain assets and liabilities of an unrelated entity.  The purchase agreement required certain consideration payable under a promissory note agreement with an owner of the acquired entity and an installment note agreement each with another owner of the acquired entity.

Under the promissory note arrangement, one of the owners (“holder of the promissory note”) of the acquired entity (who is a member of the Company) received consideration that was defined in the form of strips.  The first set of strips were referred to as strip E payments and were paid in previous years.  The second, and final, set of strips were referred to as strip G payments, which consist of consideration in an amount equal to the product of 0.3511 multiplied by the earnings before interest, tax, depreciation, and amortization (“EBITDA”), and bonuses payable to the holder of the promissory note, of the Company for the year ended December 31, 2014.  This amount shall be payable without interest in two equal installments on or before March 15, 2015 and on or before March 15, 2016. Management of the Company has estimated a liability of $11,818,370, $4,544,038, and $4,119,972 as of December 31, 2014, 2013, and 2012, respectively, related to this deferred compensation liability.  Subsequent to the year ended December 31, 2014, the Company made a payment of $5,500,000 to the holder of the promissory note in partial settlement of the amount due to the holder of the promissory note.

Under the installment note agreement, another owner (“holder of the installment note”) of the acquired entity (who is an executive of the Company) received consideration that was defined in the form of payment when a triggering event, as defined in the installment note agreement, occurs.  The payment calculation base and percentages applied to the base in order to determine the payment obligation are specific to each triggering event scenario.  The following summarizes the triggering events and obligation calculation terms:

a)             Payment if the holder of the installment note is terminated by the Company without cause and not in connection with a change in control, or if the holder of the installment note terminates employment with the Company with good reason or upon non-renewal of the employment agreement with the Company upon expiration of employment term.  Under this scenario, the payment obligation is seven times the EBITDA of the Company for the immediately preceding year attributable to a 5.60% membership interest in the Company.

b)             Payment if the holder of the installment note voluntarily terminates employment with the Company without good reason.  Under this scenario, the payment obligation is seven times the EBITDA of the Company for the immediately preceding year with an applicable percentage based on the year of voluntary termination.  The applicable percentages increase each year.  The applicable percentages for the years ended December 31, 2014, 2013, and 2012 were 2.00%, 1.80% and 1.60%, respectively.

c)              Payment due on account of death or permanent disability of the holder of the installment note.  Under this scenario, the payment obligation is seven times the EBITDA of the Company for the immediately preceding year with an applicable percentage based on the year of death or permanent disability of the holder of the installment.  The applicable percentages increase each year. The applicable percentages for the years ended December 31, 2014, 2013, and 2012 were 4.00%, 3.60% and 3.20%, respectively.

d)             Payment due to change in control.  Under this scenario, if the holder of the installment note has not previously received, and will not receive, any payments under the above scenarios, the payment obligation is attributable to a 5.60% membership interest in the Company in conjunction with a change in control.

(Continued)

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years ended December 31, 2014, 2013, and 2012

NOTE 9 - DEFERRED COMPENSATION LIABILITIES (Continued)

As of the years ended December 31, 2014, 2013, and 2012, no triggering events, as defined above, have occurred.  The holder of the installment note continues to be an employee of the Company through the date of this report, April 10, 2015.  The installment note agreement term is currently defined assuming the holder of the installment note remains an employee of the Company through December 31, 2018.  As such, management of the Company has estimated the liability associated with this arrangement for each year ended December 31, 2014, 2013, and 2012 assuming the terms of triggering event b and assuming the holder of the installment note will remain employed with the Company through the term of the installment note agreement.  Accordingly, management of the Company has estimated a liability of $4,599,435, $1,593,265, and $1,294,490 as of December 31, 2014, 2013, and 2012, respectively, related to this deferred compensation liability.

The deferred compensation liabilities activity for the years ended December 31, 2014, 2013, and 2012 is summarized as follows:

	2014	2013	2012

Beginning deferred compensation liabilities	$6,137,303	$5,414,462	$4,709,470
Adjustment to the deferred compensation liabilities based on performance of the Company	10,237,541	684,940	672,026
Accretion of the deferred compensation liabilities	42,961	37,901	32,966

Total deferred compensation liabilities	16,417,805	6,137,303	5,414,462

Less: current portion of deferred compensation liabilities	(5,909,185)	—	—

Long-term portion of deferred compensation liabilities	$10,508,620	$6,137,303	$5,414,462

NOTE 10 - FAIR VALUE MEASUREMENTS

The Company accounts for items requiring fair value using a fair value hierarchy which requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  Fair value is determined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).  The three levels of inputs within the fair value hierarchy are defined as follows:

Level 1:                            Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2:                            Quoted prices in markets that are not active or inputs which are observable, either directly or indirectly, for substantially the full term of the asset or liability;

Level 3:                            Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (i.e., supported by little or no market activity).

(Continued)

COMMAND TRANSPORTATION, LLC

AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years ended December 31, 2014, 2013, and 2012

NOTE 10 - FAIR VALUE MEASUREMENTS (Continued)

The following table provides a summary of the financial liabilities measured at fair value on a recurring basis as of December 31, 2014, 2013, and 2012:

	Fair Value Estimates as of December 31, 2014
	Level 1	Level 2	Level 3	Total

Deferred compensation liabilities	$—	$—	$(16,417,805)	$(16,417,805)

	Fair Value Estimates as of December 31, 2013
	Level 1	Level 2	Level 3	Total

Deferred compensation liabilities	$—	$—	$(6,137,303)	$(6,137,303)

	Fair Value Estimates as of December 31, 2012
	Level 1	Level 2	Level 3	Total

Deferred compensation liabilities	$—	$—	$(5,414,462)	$(5,414,462)

The fair value of the deferred compensation liabilities was determined using a probability of certain financial targets being obtained.  That approach is based on significant inputs that are not observable in the market, which are referred to as Level 3 inputs.  Changes in the fair value of the deferred compensation liabilities are included in the total adjustment to the deferred compensation liabilities on the consolidated statements of operations and were $10,237,541, $684,940, and $672,026 for the years ended December 31, 2014, 2013, and 2012, respectively.  Changes attributable to accretion of the deferred compensation liabilities on the consolidated statements of operations and were $42,961, $37,901, and $32,966 for the years ended December 31, 2014, 2013, and 2012, respectively.

NOTE 11 - CONTINGENCIES AND COMMITMENTS

The Company is subject to various legal proceedings and claims that have arisen in the ordinary course of its business.  In the opinion of management of the Company, the Company is currently not involved in any active litigation or claims that could have a material impact on the consolidated financial position of the Company.

The Company provides medical insurance benefits under various self-insurance plans for employees of the Company.  As of December 31, 2014, the plans included both individual and aggregate stop loss maximums of $80,000 and $1,223,597, respectively.  As of December 31, 2013, the plans included both individual and aggregate stop loss maximums of $60,000 and $913,042, respectively.  As of December 31, 2012, the plans include both individual and aggregate stop loss maximums of $60,000 and $833,166, respectively.  The Company accrues for estimated claims that have been incurred but not yet paid.